UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 1, 2006

MANATRON, INC.
(Exact name of registrant as
specified in its charter)

Commission File Number: 000-15264

Michigan (State or other jurisdiction of incorporation)	38-1983228 (IRS Employer Identification no.)

510 E. Milham Avenue Portage, Michigan (Address of principal executive offices)	49002 (Zip Code)

Registrant's telephone number,
including area code:  (269) 567-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

          On February 1, 2006, Manatron, Inc. ("Manatron") entered into a Stock Purchase Agreement with all seven shareholders of ASIX, Inc. ("ASIX"), each of whom is named therein. Manatron acquired all the issued and outstanding shares of capital stock of ASIX pursuant to the Stock Purchase Agreement. The total purchase price consisted of approximately $4,200,000 in cash, 436,500 shares of Manatron common stock valued at approximately $3,500,000 as of February 1, 2006, and promissory notes for $3,800,000 plus interest that will be paid over the next four years.

          The Stock Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. This description of the Stock Purchase Agreement is qualified in its entirety by reference to the terms of the Stock Purchase Agreement filed as Exhibit 10.1 hereto. On February 2, 2006, Manatron, Inc. filed the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

          Reference is made to the disclosure made under Item 1.01 of this current report on Form 8-K, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

          Reference is made to the disclosure made under Item 1.01 of this current report on Form 8-K.

          As described in Item 1.01 above, Manatron issued 436,500 shares of Manatron common stock, no par value, to ASIX' shareholders in connection with the acquisition of the stock of ASIX.  The shares issued by Manatron were issued under a claim of exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) of the Securities Act. Manatron relied upon the representations, warranties, and agreements of the ASIX shareholders, including their agreement with respect to restrictions on resale and their representations with respect to their investment intent, in support of the satisfaction of the conditions of such exemption.  Manatron has agreed Manatron will prepare and file with the SEC a registration statement to effect the registration of the shares of Manatron common stock upon demand, after February 1, 2007.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The required financial statements will be filed on Form 8-K/A as soon as practicable, but not later than 71 calendar days after the date of this Form 8-K.

(b)	Pro forma financial information.

The required pro forma financial information will be filed on Form 8-K/A as soon as practicable, but not later than 71 calendar days after the date of this Form 8-K.

(d)	Exhibits:

	2.1	Stock Purchase Agreement between Manatron, Inc. and ASIX, Inc. dated February 1, 2006.
	99.1	Manatron, Inc. Press Release dated February 2, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2006	MANATRON, INC. (Registrant)

	By:	/s/ Paul R. Sylvester
Paul R. Sylvester President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document

2.1	Stock Purchase Agreement between Manatron, Inc. and ASIX, Inc. dated February 1, 2006.
99.1	Manatron, Inc. Press Release dated February 2, 2006.